                                                                     EXHIBIT 4.6

                           Incorporated under the laws
                            of the State of Delaware

                              PILLOWTEX CORPORATION

-NUMBER-                                                       -SHARES-

                                                         CUSIP NO. 721506 10 3
THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, NY AND RIDGEFIELD PARK, NJ

                                                          SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

THIS CERTIFIES THAT _____________________

IS THE OWNER OF _________________________

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

                              PILLOWTEX CORPORATION

(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued under and shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal offices of the Corporation and the Transfer Agent, to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

DATED:

/s/ ANTHONY WILLIAMS                          COUNTERSIGNED AND REGISTERED:
President and Chief Operating Officer

                                               MELLON INVESTOR SERVICES LLC
                                               TRANSFER AGENT AND REGISTRAR

/s/ JOHN F. STERLING                          BY:
Secretary                                        -------------------------------
                                                    Authorized Signature

                              PILLOWTEX CORPORATION

The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights of each such class or stock or series thereof. Any such request should be made to the Secretary of the Corporation at its principal place of business or to the Transfer Agent and Registrar.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN COM   - as tenants in common                        UNIF GIFT MIN ACT-   ______ Custodian _______
TEN ENT   - as tenants by the entireties                                     (Cust)           (Minor)
JT TEN    - as joint tenants with right of survivorship                   Under Uniform Gifts to Minors
                      and not as tenants in common                        Act _____________________
                                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, _______________________ hereby sell(s), assign and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY NUMBER OR
   IDENTIFYING NUMBER OF ASSIGNEE
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                   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

                                                                          Shares
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of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

                                                                     Attorney to
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transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
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                                     SIGNATURE OF REGISTERED OWNER(S):


                            NOTICE:  X
                                      ------------------------------------------
                                                   (SIGNATURE)

                                     X
                                      ------------------------------------------
                                                   (SIGNATURE)

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) OF THE REGISTERED OWNER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION AS
DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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SIGNATURE(S) GUARANTEED BY:





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